UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-00642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  AUGUST 31, 2010

Annual Report to Shareholders

DWS Dreman International Value Fund (formerly DWS International Value Opportunities Fund)

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

20 Statement of Assets and Liabilities

22 Statement of Operations

23 Statement of Changes in Net Assets

24 Financial Highlights

28 Notes to Financial Statements

39 Report of Independent Registered Public Accounting Firm

40 Tax Information

41 Shareholder Meeting Results

42 New Sub-Advisory Agreement Approval

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Board Members and Officers

53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any decline in value of a portfolio security that is out on loan by the fund will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2010

Average Annual Total Returns as of 8/31/10
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	-6.27%	-12.26%	-4.23%
Class C	-6.88%	-12.89%	-4.92%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-11.66%	-13.97%	-5.59%
Class C (max 1.00% CDSC)	-6.88%	-12.89%	-4.92%
No Sales Charges
Class S	-6.02%	-12.04%	-3.98%
Institutional Class	-6.14%	-12.08%	-3.99%
Russell Global ex-US Value Index +	-0.81%	-9.42%	-1.67%
MSCI EAFE Index ++	-2.34%	-10.75%	-3.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2009 are 3.03%, 3.76%, 2.86% and 2.67% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman International Value Fund — Class A [] Russell Global ex-US Value Index+ [] MSCI EAFE Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Russell Global ex-US Value Index measures the value segment of the global equity universe (specifically, companies with lower price-to-book ratios and lower forecasted growth values) excluding securities classified in the United States. On June 21, 2010 the Russell Global ex-US Value Index replaced the MSCI EAFE Index as the Fund's benchmark index because the Advisor believes that it more accurately reflects the Fund's investment strategy.
++ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
These indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.
Net Asset Value
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 8/31/10	$ 7.77	$ 7.71	$ 7.80	$ 7.79
8/31/09	$ 8.29	$ 8.28	$ 8.30	$ 8.30
Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	376	of	385	98
3-Year	214	of	316	68
Class C 1-Year	379	of	385	99
3-Year	243	of	316	77
Class S 1-Year	373	of	385	97
3-Year	202	of	316	64
Institutional Class 1-Year	374	of	385	97
3-Year	204	of	316	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2010 to August 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 927.20	$ 924.50	$ 928.60	$ 926.30
Expenses Paid per $1,000*	$ 7.29	$ 10.91	$ 5.93	$ 7.19
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/10	$ 1,017.64	$ 1,013.86	$ 1,019.06	$ 1,017.74
Expenses Paid per $1,000*	$ 7.63	$ 11.42	$ 6.21	$ 7.53
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Dreman International Value Fund	1.50%	2.25%	1.22%	1.48%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Dreman International Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Dreman International Value Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Dreman Value Management L.L.C. ("DVM"), West Palm Beach, Florida, is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $4.3 billion in assets as of August 31, 2010.

Effective June 21, 2010, the DWS International Value Opportunities Fund changed its name to the DWS Dreman International Value Fund.

Portfolio Management Team

Effective June 21, 2010, the portfolio management team for the fund is as follows:

E. Clifton Hoover, Jr.

Co-Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Portfolio Manager of the fund.

Wesley Wright

Associate Portfolio Manager/Analyst of Dreman Value Management, L.L.C. and Portfolio Manager of the fund.

Please note: Effective October 31, 2010, E. Clifton Hoover will assume the role of Chief Investment Officer of Dreman Value Management, L.L.C. David Dreman will continue as Chairman of Dreman Value Management, L.L.C.

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

International equities produced a negative return and underperformed the US stock market during the 12-month interval ended August 31, 2010. Although the annual reporting period began on a positive note, investor concerns about slowing global growth caused the world equity markets to give up their initial gains and turn sharply lower during the spring. Europe, in particular, performed poorly due to the emergence of the sovereign debt crisis in the region's smaller economies, including Greece, Spain, Portugal, Italy and Ireland. Potentially unmanageable levels of government debt in these countries raised concerns about a possible sovereign default or, at the very least, slower growth as governments retrench in order to shore up their finances. As a result, most of the smaller European markets posted double-digit losses and dragged down the return of larger continental markets, such as France and Germany. In Asia, meanwhile, the strong relative performance of Singapore, Hong Kong and Australia was more than offset by a loss in the region's largest market, Japan. Japanese stocks were pressured by both continued economic stagnation and worries about the negative impact of yen strength on export volumes.

Taken together, these factors led to a return of -0.81% for the fund's benchmark, the Russell Global ex-US Value Index, and a return of -2.34% for its previous benchmark, the MSCI EAFE Index.1,2 Class A shares of the fund posted a return of -6.27%, which lagged both the benchmark and the -1.27% average return of the funds in its Lipper peer group, International Large-Cap Core Funds.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

On June 21, 2010, DWS International Value Opportunities Fund was renamed DWS Dreman International Value Fund. At that time, its benchmark changed to the Russell Global ex-US Value Index. The fund is managed under a subadvisory agreement with Dreman Value Management, L.L.C. The team is led by Lead Portfolio Manager E. Clifton Hoover, Jr., a managing director of Dreman Value Management with over 25 years of investment industry experience. The team discusses its investment style in detail in the outlook section.

Performance Attribution

The fund's performance is the result of the combined impact of the two investment teams. Since we took over the fund in June, its return has been in line with the performance of the Russell Global ex-US Value Index. Our strongest performers have been our holdings in the materials sector, most notably the mining companies Silver Wheaton Corp. and Barrick Gold Corp., along with the agricultural chemical concern Agrium, Inc. On the other end of the spectrum, our selection was least effective in health care. Here, the two largest detractors were the British company Smith & Nephew PLC and the Irish company Covidien PLC.

Prior to our taking over the fund, the strongest contribution to relative performance came from stock selection in the materials and utilities sectors. The top individual contributors in each sector were K&S AG,* a German producer of potash and salt, and SembCorp Industries Ltd.,* a global utilities and water services company based in Singapore. The fund's allocation in these two areas — an overweight in industrials and an underweight in utilities — also helped performance, as did its underweight in financials.4 The most significant negative for performance was the fund's stock selection in the consumer discretionary sector, where Carnival PLC, Sony Corp.* and Esprit Holdings Ltd.* all lagged the broader sector return by a wide margin. Stock selection in the financial sector, where the most significant detractor was a position in Allied Irish Banks PLC,* also weighed on the fund's relative performance in the interval prior to June 21, 2010.

Outlook and Positioning

We employ a value strategy and look for companies we believe are undervalued. These are typically companies that we believe have been historically sound but are temporarily out of favor. We build the portfolio on a stock-by-stock basis and do not strive to match the sector or country weightings of the benchmark. We focus on companies with low price-to-earnings (P/E) ratios and above-average dividends — an approach that naturally leads to a bias toward contrarian, or out-of-favor, value stocks.5 We view short-term concerns, market overreaction and low investor expectations as a source of opportunity to take advantage of potential mispricings of otherwise solid companies. As part our fundamental research process, we seek to mitigate risk by ensuring that the stocks we buy are only temporarily undervalued and are not in fact "value traps." This is consistent with our philosophy that risk is not volatility, as many theorists would argue, but rather the potential for a permanent loss of capital.

A prime illustration of our contrarian value approach at work is our investment in BP PLC. At its low during the summer, BP's stock had been knocked down over 50% due to its role in the tragic oil spill in the Gulf of Mexico. In analyzing both the stock and the likely financial impact of the spill, we determined that BP's stock price decline was factoring in a cleanup cost of about $110-115 billion. In reality, the actual number is likely to be closer to $30 billion. We believe BP has a strong balance sheet, low debt and ample free cash flow to support this expense, which provided the "margin of safety" for us to capitalize on the disparity between fundamentals and market perception.

Similar opportunities presented themselves in Ryanair Holdings PLC, the European discount airliner, and Nokia Corp., the Finland-based mobile phone handset manufacturer. Ryanair is a well-managed, profitable operator that is generating 20-25% annual earnings growth. While historically the stock has traded at a premium valuation, this year the combination of the volcano in Iceland and the concerns about European growth knocked the stock's P/E down from 20 to 13, providing us with the opportunity to buy the stock at an inexpensive level. Nokia, meanwhile, came under pressure from the stiff competition presented by Apple's iPhone. Its stock fell to a valuation that in our view factored in all of the bad news, yet failed to account for the company's strong balance sheet and new product offerings.

We highlight these three stocks not to present them as our favored holdings, but as an illustration of our investment process at work. We believe our search for fundamentally sound companies whose stocks are mispriced due to market perceptions will help us distinguish value opportunities from value traps.

Our bottom-up approach has led us to several other longer-term market opportunities. First is the growth of the emerging markets, where a high personal savings rate and strong government finances form the basis for robust long-term economic expansion. While we seek to capitalize on this theme through some direct emerging-market investments, such as China Digital TV Holding Co., Ltd. and the Brazilian water utility Cia de Saneamento Basico do Estado de Sao Paulo, we also seek to gain exposure through developed-market large-cap stocks that generate a significant portion of their earnings in the emerging markets. Notable examples include Unilever PLC, the consumer products giant, and ABB Ltd., the Swiss industrial company whose products include power generation machinery — a key element of the expanding emerging-markets infrastructure.

We have found additional opportunities in the energy and materials sectors. Each has experienced a high level of volatility of late, which in our view is obscuring the long-term demand trends that are likely to support oil and commodity prices for years to come. In the energy sector, we have identified value opportunities in Nexen, Inc. (Canada), Statoil ASA (Norway), LUKOIL (Russia) and Petroleo Brasileiro SA (Brazil). In the materials area, two of our favored holdings are the mining concern BHP Billiton Ltd. and the fertilizer producer Agrium, Inc. It is important to keep in mind that this positioning is not based on a top-down, thematic view, but rather on our identification of stock-specific opportunities.

A third area of opportunity is large-cap multinational companies with high dividends. The weakness in the global markets has brought a concurrent increase in dividend yields, affording investors the opportunity to buy stocks such as Vodafone Group PLC and Royal Dutch Shell PLC at yields in the neighborhood of 5%. We believe this enables investors to be "paid to wait" while the price of an undervalued stock catches up with its fundamentals.

With regard to the broader outlook, it is no secret that questions about economic growth put downward pressure on the stock market throughout the summer months. While the top-down outlook may be murky, our bottom-up perspective gleaned from individual company research reveals a potential wealth of compelling values in the international market, particularly among large-cap multinational companies. We will leave it to others to discern the top-down outlook for equities; instead, we remain committed to using our disciplined investment process to unearth these values for the fund.

1 The Russell Global ex-US Value Index measures the value segment of the global equity universe (specifically, companies with lower price-to-book ratios and lower forecasted growth values) excluding securities classified in the United States.
2 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.
These indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Lipper International Large-Cap Core Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark.
5 Price-to-earnings (P/E) ratio, or earnings multiple, is the price of a stock divided by its earnings per share. It is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. Price-to-book (P/B) ratio is a measure of a stock's valuation relative to its book value (or total assets minus liabilities). Return on equity is a measure of how well a company's earnings were reinvested to generate additional earnings.
* Not held in the portfolio as of August 31, 2010.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/10	8/31/09

Common Stocks	97%	98%
Cash Equivalents	3%	—
Preferred Stocks	—	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/10	8/31/09

Europe (excluding the United Kingdom)	36%	62%
United Kingdom	33%	21%
Canada	13%	—
Pacific Basin	9%	4%
Latin America	3%	—
Japan	3%	10%
Australia	1%	—
Africa	1%	1%
United States	—	2%
Other	1%	—
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	8/31/10	8/31/09

Financials	23%	14%
Energy	19%	12%
Materials	13%	11%
Industrials	12%	14%
Health Care	10%	9%
Consumer Staples	9%	9%
Information Technology	6%	7%
Telecommunication Services	5%	6%
Consumer Discretionary	2%	10%
Utilities	1%	8%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2010 (24.6% of Net Assets)	Country	Percent
1. British American Tobacco PLC Manufactures, markets and sells cigarettes and other tobacco products	United Kingdom	2.7%
2. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.6%
3. Vodafone Group PLC Provides a range of mobile telecommunications services	United Kingdom	2.5%
4. SK Telecom Co., Ltd. Provider of mobile telecommunication services	Korea	2.5%
5. Royal Dutch Shell PLC Explorer, producer and refiner of petroleum	Netherlands	2.5%
6. Nomura Holdings, Inc. A holding company which manages financial operations	Japan	2.5%
7. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.4%
8. Agrium, Inc. Produces and markets chemical products	Canada	2.3%
9. Unilever PLC Manufactures branded and packaged consumer goods	United Kingdom	2.3%
10. Barrick Gold Corp. Gold mining operator	Canada	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of August 31, 2010

	Shares	Value ($)

Common Stocks 97.2%
Australia 1.5%
BHP Billiton Ltd. (ADR) (Cost $531,892)	7,875	523,924
Belgium 1.7%
Delhaize Group (ADR) (Cost $720,475)	8,943	598,823
Bermuda 0.9%
Ship Finance International Ltd. (a) (Cost $323,758)	17,247	301,995
Brazil 3.3%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR) (a)	13,273	504,374
Petroleo Brasileiro SA (ADR)	19,401	647,023
(Cost $1,241,337)		1,151,397
Canada 12.4%
Agrium, Inc. (a)	11,766	818,560
Bank of Montreal (a)	9,662	532,956
Barrick Gold Corp. (a)	17,476	817,178
Nexen, Inc.	33,290	616,198
Silver Wheaton Corp.*	35,522	801,376
Yamana Gold, Inc. (a)	78,280	791,411
(Cost $4,219,049)		4,377,679
China 1.9%
China Digital TV Holding Co., Ltd. (ADR)* (Cost $576,688)	96,124	679,597
Finland 2.0%
Nokia Corp. (ADR) (a) (Cost $776,448)	80,696	690,758
France 3.9%
Sanofi-Aventis (ADR)	24,581	703,263
Total SA (ADR)	14,396	671,573
(Cost $1,473,263)		1,374,836
Germany 5.8%
Allianz SE (ADR) (a)	72,342	738,612
BASF SE (ADR)	11,919	627,416
Siemens AG (ADR)	7,504	679,337
(Cost $2,160,112)		2,045,365
Hong Kong 1.6%
Seaspan Corp. (a) (Cost $596,047)	51,159	574,004
Ireland 3.9%
Covidien PLC	18,996	671,319
Ryanair Holdings PLC (ADR)*	24,117	683,717
(Cost $1,453,561)		1,355,036
Italy 2.0%
Eni SpA (ADR) (Cost $691,564)	17,511	694,311
Japan 2.5%
Nomura Holdings, Inc. (ADR) (Cost $919,716)	154,753	866,617
Korea 4.7%
KB Financial Group, Inc. (ADR)	19,374	789,297
SK Telecom Co., Ltd. (ADR)	54,966	880,555
(Cost $1,684,567)		1,669,852
Netherlands 6.7%
Chicago Bridge & Iron Co. NV (NY Registered Shares)*	33,264	724,490
ING Groep NV (ADR)*	87,074	773,217
Royal Dutch Shell PLC (ADR)	16,459	873,150
(Cost $2,275,752)		2,370,857
Norway 1.6%
Statoil ASA (ADR) (Cost $666,595)	30,939	579,797
Russia 1.9%
LUKOIL (ADR) (Cost $684,692)	12,528	662,105
South Africa 1.5%
Net 1 UEPS Technologies, Inc.* (Cost $649,168)	44,943	517,294
Spain 4.3%
Banco Bilbao Vizcaya Argentaria SA (ADR) (a)	64,144	773,577
Banco Santander SA (ADR)	63,831	746,184
(Cost $1,429,895)		1,519,761
Switzerland 3.3%
ABB Ltd. (ADR)*	31,913	618,155
UBS AG (Registered)* (a)	31,920	537,212
(Cost $1,132,608)		1,155,367
United Kingdom 29.8%
AstraZeneca PLC (ADR) (a)	14,113	697,606
BAE Systems PLC (ADR)	38,251	691,196
Barclays PLC (ADR)	36,776	681,459
BP PLC (ADR) (a)	25,994	905,371
British American Tobacco PLC (ADR)	14,028	953,062
Carnival PLC (ADR)	17,483	569,072
Diageo PLC (ADR)	10,433	683,362
Ensco PLC (ADR)	13,241	544,602
GlaxoSmithKline PLC (ADR)	20,730	775,302
HSBC Holdings PLC (ADR) (a)	17,436	857,851
Prudential PLC (ADR)	41,175	712,739
Smith & Nephew PLC (ADR)	16,794	694,432
Unilever PLC (ADR) (a)	30,804	818,154
Vodafone Group PLC (ADR) (a)	36,901	892,266
(Cost $10,438,872)		10,476,474
Total Common Stocks (Cost $34,646,059)		34,185,849

Securities Lending Collateral 26.6%
Daily Assets Fund Institutional, 0.30% (b) (c) (Cost $9,364,177)	9,364,177	9,364,177

Cash Equivalents 3.4%
Central Cash Management Fund, 0.25% (b) (Cost $1,185,136)	1,185,136	1,185,136
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $45,195,372)+	127.2	44,735,162
Other Assets and Liabilities, Net	(27.2)	(9,579,735)
Net Assets	100.0	35,155,427
* Non-income producing security
+ The cost for federal income tax purposes was $45,198,502. At August 31, 2010, net unrealized depreciation for all securities based on tax cost was $463,340. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,086,790 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,550,130.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2010 amounted to $9,130,650, which is 26.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments
Australia	$ 523,924	$ —	$ —	$ 523,924
Belgium	598,823	—	—	598,823
Bermuda	301,995	—	—	301,995
Brazil	1,151,397	—	—	1,151,397
Canada	4,377,679	—	—	4,377,679
China	679,597	—	—	679,597
Finland	690,758	—	—	690,758
France	1,374,836	—	—	1,374,836
Germany	2,045,365	—	—	2,045,365
Hong Kong	574,004	—	—	574,004
Ireland	1,355,036	—	—	1,355,036
Italy	694,311	—	—	694,311
Japan	866,617	—	—	866,617
Korea	1,669,852	—	—	1,669,852
Netherlands	2,370,857	—	—	2,370,857
Norway	579,797	—	—	579,797
Russia	662,105	—	—	662,105
South Africa	517,294	—	—	517,294
Spain	1,519,761	—	—	1,519,761
Switzerland	1,155,367	—	—	1,155,367
United Kingdom	10,476,474	—	—	10,476,474
Short-Term Investments (d)	10,549,313	—	—	10,549,313
Total	$ 44,735,162	$ —	$ —	$ 44,735,162

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended August 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Warrants
Japan
Balance as of August 31, 2009	$ 68,422
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(68,422)
Amortization premium/discount	—
Net purchases (sales)	0
Net transfers into Level 3	—
Net transfers out of Level 3	—
Balance as of August 31, 2010	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2010	$ —

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2010
Assets
Investments: Investments in securities, at value (cost $34,646,059) — including $9,130,650 of securities loaned	$ 34,185,849
Investment in Daily Assets Fund Institutional (cost $9,364,177)*	9,364,177
Investment in Central Cash Management Fund (cost $1,185,136)	1,185,136
Total investments, at value (cost $45,195,372)	44,735,162
Cash	8,644
Receivable for Fund shares sold	215,104
Dividends receivable	81,646
Interest receivable	2,025
Foreign taxes recoverable	31,096
Due from Advisor	4,620
Other assets	37,160
Total assets	45,115,457
Liabilities
Foreign cash overdraft (cost $5,094)	5,045
Payable upon return of securities loaned	9,364,177
Payable for investments purchased	357,644
Payable for Fund shares redeemed	103,183
Accrued management fee	11,963
Other accrued expenses and payables	118,018
Total liabilities	9,960,030
Net assets, at value	$ 35,155,427
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2010 (continued)
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	(460,210)
Foreign currency	902
Accumulated net realized gain (loss)	(62,738,460)
Paid-in capital	98,353,195
Net assets, at value	$ 35,155,427
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($17,938,451 ÷ 2,308,922 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 7.77
Maximum offering price per share (100 ÷ 94.25 of $7.77)	$ 8.24

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,090,119 ÷ 1,049,802 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 7.71
Class S Net Asset Value, offering and redemption price(a) per share ($7,217,931 ÷ 925,115 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 7.80
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,908,926 ÷ 245,067 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 7.79
(a) Redemption price per share held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $113,946)	$ 1,169,089
Interest	480
Income distributions — affiliated cash management vehicles	1,879
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	42,454
Total income	1,213,902
Expenses: Management fee	332,712
Administration fee	41,589
Distribution and service fees	147,134
Services to shareholders	64,054
Custodian fee	62,848
Registration fees	59,243
Legal fees	13,115
Directors' fees and expenses	3,234
Reports to shareholders	33,624
Audit and tax fees	47,292
Other	16,486
Total expenses before expense reductions	821,331
Expense reductions	(151,943)
Total expenses after expense reductions	669,388
Net investment income	544,514
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(119,733)
Futures	(47,518)
Foreign currency	(323,931)
(491,182)
Change in net unrealized appreciation (depreciation) on: Investments	(1,984,116)
Foreign currency	71,897
(1,912,219)
Net gain (loss)	(2,403,401)
Net increase (decrease) in net assets resulting from operations	$ (1,858,887)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended August 31,
	2010	2009
Operations: Net investment income	$ 544,514	$ 244,270
Net realized gain (loss)	(491,182)	(5,932,612)
Change in net unrealized appreciation (depreciation)	(1,912,219)	2,717,867
Net increase (decrease) in net assets resulting from operations	(1,858,887)	(2,970,475)
Distributions to shareholders from: Net investment income: Class A	—	(186,263)
Class C	—	(48,121)
Class S	—	(76,193)
Institutional Class	—	(173,189)
Total distributions	—	(483,766)
Fund share transactions: Proceeds from shares sold	7,985,714	7,644,084
Reinvestment of distributions	—	428,464
Cost of shares redeemed	(22,436,845)	(10,133,472)
Redemption fees	170	90
Net assets acquired in tax-free reorganization	—	38,027,248
Net increase (decrease) in net assets from Fund share transactions	(14,450,961)	35,966,414
Increase from regulatory settlements (see Note F)	10,368	—
Increase (decrease) in net assets	(16,299,480)	32,512,173
Net assets at beginning of period	51,454,907	18,942,734
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $0 and $436,953, respectively)	$ 35,155,427	$ 51,454,907

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2010	2009	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.29	$ 10.66	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.12	.14	.19	.02
Net realized and unrealized gain (loss)	(.64)	(2.23)	(1.41)	1.93	.23
Total from investment operations	(.52)	(2.11)	(1.27)	2.12	.25
Less distributions from: Net investment income	—	(.26)	(.09)	(.10)	—
Net realized gains	—	—	(.25)	—	—
Total distributions	—	(.26)	(.34)	(.10)	—
Redemption fees***	.00	.00	.00	.00	—
Net asset value, end of period	$ 7.77	$ 8.29	$ 10.66	$ 12.27	$ 10.25
Total Return (%)[c,d]	(6.27)	(19.27)	(10.72)	20.67	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	22	5	3	1
Ratio of expenses before expense reductions (%)	1.91	3.03	2.43	4.51	9.51*
Ratio of expenses after expense reductions (%)	1.50	1.53	1.61[e]	2.05[e]	1.56*
Ratio of net investment income (loss) (%)	1.42	1.61	1.17	1.62	1.74*
Portfolio turnover rate (%)	314	129	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.57% and 1.51% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2010	2009	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.28	$ 10.64	$ 12.25	$ 10.23	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.06	.05	.10	.01
Net realized and unrealized gain (loss)	(.63)	(2.21)	(1.41)	1.93	.22
Total from investment operations	(.57)	(2.15)	(1.36)	2.03	.23
Less distributions from: Net investment income	—	(.21)	—	(.01)	—
Net realized gains	—	—	(.25)	—	—
Total distributions	—	(.21)	(.25)	(.01)	—
Redemption fees***	.00	.00	.00	.00	—
Net asset value, end of period	$ 7.71	$ 8.28	$ 10.64	$ 12.25	$ 10.23
Total Return (%)[c,d]	(6.88)	(19.86)	(11.43)	19.90	2.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	13	3	3	1
Ratio of expenses before expense reductions (%)	2.62	3.76	3.16	5.31	10.26*
Ratio of expenses after expense reductions (%)	2.25	2.28	2.37[e]	2.85[e]	2.31*
Ratio of net investment income (loss) (%)	.67	.86	.41	.82	.99*
Portfolio turnover rate (%)	314	129	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 2.32% and 2.31% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2010	2009	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.30	$ 10.67	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.14	.17	.21	.03
Net realized and unrealized gain (loss)	(.64)	(2.23)	(1.41)	1.94	.22
Total from investment operations	(.50)	(2.09)	(1.24)	2.15	.25
Less distributions from: Net investment income	—	(.28)	(.11)	(.13)	—
Net realized gains	—	—	(.25)	—	—
Total distributions	—	(.28)	(.36)	(.13)	—
Redemption fees***	.00	.00	.00	.00	—
Net asset value, end of period	$ 7.80	$ 8.30	$ 10.67	$ 12.27	$ 10.25
Total Return (%)[c]	(6.02)	(18.97)	(10.62)	21.07	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	12	4	4	1
Ratio of expenses before expense reductions (%)	1.71	2.86	2.27	4.33	9.44*
Ratio of expenses after expense reductions (%)	1.24	1.28	1.37[d]	1.85[d]	1.31*
Ratio of net investment income (loss) (%)	1.68	1.86	1.41	1.82	1.99*
Portfolio turnover rate (%)	314	129	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.31% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2010	2009	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.30	$ 10.67	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.14	.17	.22	.03
Net realized and unrealized gain (loss)	(.64)	(2.23)	(1.40)	1.93	.22
Total from investment operations	(.51)	(2.09)	(1.23)	2.15	.25
Less distributions from: Net investment income	—	(.28)	(.12)	(.13)	—
Net realized gains	—	—	(.25)	—	—
Total distributions	—	(.28)	(.37)	(.13)	—
Redemption fees***	.00	.00	.00	.00	—
Net asset value, end of period	$ 7.79	$ 8.30	$ 10.67	$ 12.27	$ 10.25
Total Return (%)[c]	(6.14)	(19.05)	(10.56)	21.23	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	5	7	10	1
Ratio of expenses before expense reductions (%)	1.49	2.67	2.11	4.26	9.12*
Ratio of expenses after expense reductions (%)	1.34	1.27	1.37[d]	1.80[d]	1.26*
Ratio of net investment income (loss) (%)	1.58	1.87	1.41	1.87	2.04*
Portfolio turnover rate (%)	314	129	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.26% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Dreman International Value Fund (formerly DWS International Value Opportunities Fund) (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts in circumstances when the portfolio management team believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

There were no open futures contracts as of August 31, 2010. For the year ended August 31, 2010, the investment in futures contracts had a total notional value generally indicative of a range from $0 to approximately $1,408,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of August 31, 2010. For the year ended August 31, 2010, the investment in forward currency contracts had a total contract value generally indicative of a range from $0 to $12,000,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ (47,518)	$ —	$ (47,518)
Foreign Exchange Contracts (b)	—	(7,334)	(7,334)
	$ (47,518)	$ (7,334)	$ (54,852)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ 72,243

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $60,778,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2016 ($18,956,000), August 31, 2017 ($2,931,000) and August 31, 2018 ($38,891,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2009 through August 31, 2010, the Fund incurred approximately $1,957,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2011.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal periods remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Prior to September 2010, net investment income of the Fund, if any, was declared and distributed to shareholders annually. Effective September 2010, pursuant to board approval the Fund intends to pay dividends to its shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$ (60,778,000)
Net unrealized appreciation (depreciation) on investments	$ (463,340)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2010	2009
Distributions from ordinary income	$ —	$ 483,766

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $125,516,140 and $141,865,110, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Prior to June 21, 2010, Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, served as subadvisor with respect to investment and reinvestment of assets of the Fund, and was paid by the Advisor for its services.

Effective June 21, 2010, Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.80%
Next $500 million of such net assets	.78%
Next $1.0 billion of such net assets	.76%
Over $2.0 billion of such net assets	.74%

For the period from September 1, 2009 through November 30, 2009 for Institutional Class shares and through August 17, 2010 for Class A, C and S shares, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:

Class A	1.52%
Class C	2.27%
Class S	1.27%
Institutional Class	1.27%

Effective December 1, 2009 through November 30, 2010 for Institutional Class shares and August 18, 2010 through November 30, 2010 for Class A, C and S shares, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for certain classes as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

Accordingly for the year ended August 31, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $57,577 and the amount charged aggregated $275,135, which was equivalent to an annual effective rate of 0.66% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2010, the Administration Fee was $41,589, of which $2,995 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended August 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2010
Class A	$ 22,741	$ 22,741	$ —
Class C	10,760	10,760	—
Class S	20,285	16,270	3,554
Institutional Class	297	297	—
	$ 54,083	$ 50,068	$ 3,554

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2010, the Distribution Fee was as follows.

Distribution Fee	Total Aggregated	Unpaid at August 31, 2010
Class C	$ 74,867	$ 4,102

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2010	Annual Effective Rate
Class A	$ 47,710	$ 32,014	$ —	.08%
Class C	24,557	12,284	4,244.12%
	$ 72,267	$ 44,298	$ 4,244

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2010 aggregated $8,596.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2010, DIDI received $1,438 for Class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended August 31, 2010, DIDI received $1,720 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,710, of which $6,696 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2010		Year Ended August 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	688,564	$ 5,693,616	695,069	$ 5,145,636
Class C	122,038	993,703	41,168	312,268
Class S	146,618	1,232,100	73,579	586,790
Institutional Class	7,679	66,295	211,744	1,599,390
		$ 7,985,714		$ 7,644,084
Shares issued in tax-free reorganization*
Class A	—	$ —	1,668,961	$ 13,490,243
Class C	—	—	1,389,892	11,240,811
Class S	—	—	1,639,640	13,296,194
		$ —		$ 38,027,248
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	25,554	$ 177,087
Class C	—	—	3,814	26,544
Class S	—	—	7,452	51,644
Institutional Class	—	—	25,027	173,189
		$ —		$ 428,464
Shares redeemed
Class A	(995,860)	$ (8,356,283)	(260,121)	$ (1,937,340)
Class C	(625,242)	(5,343,951)	(120,071)	(927,741)
Class S	(658,131)	(5,684,121)	(654,812)	(5,094,590)
Institutional Class	(364,460)	(3,052,490)	(315,957)	(2,173,801)
		$ (22,436,845)		$ (10,133,472)
Redemption fees		$ 170		$ 90
Net increase (decrease)
Class A	(307,296)	$ (2,662,580)	2,129,463	$ 16,875,626
Class C	(503,204)	(4,350,208)	1,314,803	10,651,882
Class S	(511,513)	(4,451,978)	1,065,859	8,840,128
Institutional Class	(356,781)	(2,986,195)	(79,186)	(401,222)
		$ (14,450,961)		$ 35,966,414
* On August 17, 2009, DWS Janpan Equity Fund was aquired by the Fund through a tax-free reorganization (see Note G).

F. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to shareholders of the Fund, and any unclaimed proceeds were then distributed to the Fund in the amount of $10,150. In addition, the Fund received $218 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" on the Statement of Changes in Net Assets. The amount of the payment was 0.02% of the Fund's average net assets.

G. Acquisition of Assets

On August 17, 2009, the Fund acquired all of the net assets of DWS Japan Equity Fund pursuant to a plan of reorganization approved by Shareholders on March 11, 2009. The acquisition was accomplished by a tax-free exchange of 1,386,444 Class A shares, 435,067 Class B shares, 1,545,811 Class C shares and 1,768,218 Class S shares of DWS Japan Equity Fund, for 1,278,477 Class A shares, 390,484 Class A shares,1,389,892 Class C shares and 1,639,640 Class S shares of the Fund, respectively, outstanding on August 14, 2009. DWS Japan Equity Fund's net assets at that date $38,027,248, including $373,300 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $15,037,043. The combined net assets of the Fund immediately following the acquisition were $53,064,291.

H. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS Dreman International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Dreman International Value Fund (the "Fund") (formerly DWS International Value Opportunities Fund) at August 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 26, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $82,335 and earned $743,935 of foreign source income during the year ended August 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.16 per share as income earned from foreign sources for the year ended August 31, 2010.

For federal income tax purposes, the Fund designates $1,411,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

A Special Meeting of the Shareholders (the "Meeting") of DWS International Value Opportunities Fund (the "Fund"), a series of DWS International Fund, Inc., was held on Thursday, June 10, 2010, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

1. Approval of a Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, LLC with respect to the Fund.

Number of Votes:
For	Against	Abstain
2,137,321.076	127,194.859	141,591.130

2. Approval of a Sub-Advisor Approval Policy for Affiliated and Unaffiliated Sub-Advisors with respect to the Fund.

Number of Votes:
For	Against	Abstain
2,096,819.241	200,161.052	109,126.772

New Sub-Advisory Agreement Approval

The Board of Directors, including the Independent Directors, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and Dreman Value Management, L.L.C. ("DVM") in March 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In March 2010, all of the Fund's Directors were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of DVM and the terms of the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• As part of its review process, the Board met with various representatives of DWS and DVM, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services to be provided under the New Agreement. The Board noted that the New Agreement was being recommended by DWS as part of an effort to improve the Fund's performance. The Board considered the background and qualifications of DVM's personnel, noting that DVM serves as sub-advisor to several other DWS Funds overseen by the Board. The Board noted the background and experience of the portfolio management team at DVM that would take responsibility for the Fund, noting in particular the background and experience of E. Clifton Hoover in managing international value strategies at DVM and prior firms. The Board also considered its familiarity with DVM based on DVM's role as sub-advisor to other DWS Funds the Board oversees.

On the basis of its evaluation of all the information presented, the Board concluded that the nature, quality and extent of services to be provided by DVM is expected to be satisfactory.

Fees, Profitability and Economies of Scale. The Board considered the sub-advisory fee structure under the New Agreement and how it related to the overall management fee structure of the Fund, noting that the overall investment management fee rates will not change. The Board noted that DVM did not provide an estimate of profitability in connection with the management of the Fund, but noted that DWS compensates DVM from the fees DWS receives from the Fund and that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation between DWS and DVM.

As part of its approval of the investment management agreement with DWS in September 2009, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the investment management agreement with DWS includes fee breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders. In connection with the March 2010 approval of the New Agreement, the Board noted that the New Agreement also includes fee breakpoints.

The Board also noted that the related changes in portfolio management and the Fund's investment process may create an opportunity to improve performance and increase distribution of the Fund, which could lead to additional economies of scale for shareholders.

Other Benefits to DVM. The Board also considered the character and amount of other incidental benefits that may be received by DVM and its affiliates. The Board considered the incidental public relations benefits to DWS and DVM related to DWS Funds advertising and cross-selling opportunities among DWS and DVM products and services. The Board concluded that the sub-advisory fee was reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of August 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 100 Plaza One, Jersey City, NJ 07311.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DNVAX	DNVCX	DNVSX	DNVIX
CUSIP Number	23337R 650	23337R 643	23337R 627	23337R 635
Fund Number	455	755	2355	591

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DREMAN INTERNATIONAL VALUE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$55,508	$0	$0	$0
2009	$52,420	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman International Value Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 29, 2010